                                                                   EXHIBIT 10.24









                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


                                      AMONG

                         AMERITRADE HOLDING CORPORATION,
                          FIRST NATIONAL BANK OF OMAHA,
                         HARRIS TRUST AND SAVINGS BANK,
                     LASALLE BANK NATIONAL ASSOCIATION, AND
                               FIRSTAR BANK, N. A.

                          DATED AS OF JANUARY 25, 2000

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

     THIS FOURTH AMENDMENT to AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") entered into as of the 17th day of September, 2001 (the "Effective Date"), is intended to amend the terms of the Amended and Restated Revolving Credit Agreement (the "Agreement") dated as of the 25th day of January, 2000, as previously amended, among AMERITRADE HOLDING CORPORATION, a Delaware corporation having its principal place of business at 4211 South 102nd Street, Omaha, Nebraska 68127 (the "Borrower"); FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 ("Agent" or "FNB-O"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation having its principal place of business at 111 W. Monroe Street, Chicago, Illinois 60603 ("Harris"); LASALLE BANK NATIONAL ASSOCIATION, a national banking association having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603 ("LaSalle"); and FIRSTAR BANK, N. A. (formerly known as FIRSTAR BANK MISSOURI, NATIONAL ASSOCIATION, formerly known as MERCANTILE BANK NATIONAL ASSOCIATION), a national banking association having its principal place of business at One Firstar Center, 7th and Washington TRAM 12-3, St. Louis, Missouri 63101 ("Firstar"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not otherwise defined herein shall have the respective meanings prescribed in the Agreement.

     WHEREAS, the Borrower desires to amend its covenant regarding net income before taxes for the fiscal quarter ending September 30, 2001; and

     WHEREAS, the Revolving Lenders and the Borrower have agreed to reduce the Base Revolving Credit Facility; and

     WHEREAS, in consideration of such amendments and reduction, the Revolving Lenders have specified, and the Borrower has agreed to, a change in the Revolving Credit Rate and the payment of an amendment fee;

     NOW, THEREFORE, the parties hereby agree that as of the Effective Date:

     1. The second paragraph of Section 2.1 of the Agreement is hereby amended to read as follows:

          Such Advances shall be made on a pro rata basis by the Revolving Lenders, based on the following maximum Advance limits and applicable percentages for each Revolving Lender: (i) as to FNBO, $10,111,115 (28.8889%); (ii) as to Harris, $7,777,770 (22.2222%); (iii) as to
          Firstar, $9,333,345 (26.6667%); (iv) as to LaSalle, $7,777,770
          (22.2222%); provided, however, that each Revolving Lender's Commitment is several and not joint or joint and several.


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     2.   Section 2.3 of the Agreement is hereby amended to read as follows:

          2.3 Interest on Revolving Credit. Interest shall accrue on the Principal Loan Amount outstanding from time to time at a variable rate per annum (the "Revolving Credit Rate") equal to the greater of (a) the Base Rate, or (b) the LIBOR Rate plus 2.25%. Such rate shall fluctuate monthly based on changes in such rates on the first business day of each month. All interest under the Notes shall accrue based on a year of 360 days, and for actual days elapsed. Interest shall be due no later than the tenth day of each month. Notwithstanding anything to the contrary elsewhere herein, after an Event of Default has occurred and is continuing, interest shall accrue on the entire outstanding balance of principal and interest on all indebtedness hereunder at a fluctuating rate per annum equal to the Default Rate.

     3.   Section 2.7 of the Agreement is hereby amended to read as follows:

          2.7 Letter of Credit Facility. Subject to and upon the terms and conditions herein set forth, the Borrower may request and FNB-O on behalf of the Revolving Lenders shall issue from time to time for the account of the Borrower or one or more of its Subsidiaries letters of credit (the "Letters of Credit"); provided, however, the Agent shall have no obligation to issue any such Letter of Credit unless at such time the Borrower meets all the conditions for an Advance under the Base Revolving Credit Facility and, after such issuance, the aggregate Letter of Credit Amount outstanding will not exceed $5,000,000 and the Principal Loan Amount will not exceed the then available Base Revolving Credit Facility, all as more specifically set forth in this Agreement. The Revolving Lenders shall be obligated to fund pro rata according to their respective pro rata percentages shown in Section
          2.1 of this Agreement any draws on such Letters of Credit and shall be entitled to share pro rata in the Letter of Credit Fees and reimbursement amounts received in connection with such Letters of Credit. The Letter of Credit Amount outstanding at any time shall operate to reduce amounts available to be drawn under the Base Revolving Credit Facility by such sum, and shall be deemed to be outstanding for purposes of calculating the commitment fee under
          Section 2.2 (a) of this Agreement. No Letter of Credit shall have a maturity date occurring more than one year after the issue date thereof, and in no event later than the Termination Date of this Agreement; provided, however, FNB-O, upon five days prior written notice to the other Revolving Lenders, may issue one or more Letters of Credit in an aggregate amount not to exceed $1,000,000.00 in Letters of Credit under this Agreement with a maturity occurring after the Termination Date of this Agreement (a "Non-Conforming Letter of Credit"), but no other Revolving Lender shall be obligated to fund any draws on such Non-Conforming Letters of Credit and shall not be entitled to share pro rata in the Letter of Credit Fees and reimbursement amounts received in connection therewith unless such Revolving Lender elects in writing to participate in such Non-Conforming Letters of Credit after receipt of notice from FNB-O. Except as provided in the preceding sentence, any such Non-Conforming Letters of Credit shall in all other respects be deemed a

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          "Letter of Credit" under this Agreement. Any reference in this
          Agreement (including without limitation Articles VII and VIII) to a "loan" or "loans" made under this Agreement shall include the Letters of Credit.

4.   Section 4.24 of the Agreement is hereby amended to read as follows:

          4.24 Cumulative Pre-Tax Earnings (Losses). The Borrower shall not incur net income prior to taxes less than (or net losses prior to taxes more than) the amounts shown below, such income (or losses) to be calculated for the quarters ending on or before March 31, 2001, on a cumulative basis during the Borrower's fiscal year, and for the quarters ending after March 31, 2001, for the respective fiscal quarter on a stand-alone (i.e., non-cumulative) basis as indicated:


     Fiscal Year Ending    Fiscal Quarter Ending    Net Income (or Loss) Before Taxes
     ------------------    ---------------------    ---------------------------------
         09/30/00                12/31/99              ($ 80,000,000) (cumulative)
                                 03/31/00              ($115,000,000) (cumulative)
                                 06/30/00              ($ 75,000,000) (cumulative)
                                 09/30/00              ($ 60,000,000) (cumulative)

          9/30/01                12/31/00              ($ 35,000,000) (waived)
                                 03/31/01              ($ 20,000,000) (waived)
                                 06/30/01              ($    500,000) (single quarter)
                                 09/30/01              ($ 25,000,000) (single quarter as a
                                                                       result of taking into
                                                                       account the one-
                                                                       time charges
                                                                       previously
                                                                       discussed with the
                                                                       Revolving Lenders)

          in each case as tested at the end of each fiscal quarter.

     5. Simultaneously with the execution and delivery of this Fourth Amendment, the Borrower shall:

          (a) reduce the Principal Loan Amount to an amount not exceeding maximum amount available under Section 2.1 of the Agreement as amended by this Fourth Amendment;

          (b) pay all other amounts then due and outstanding to the Revolving Lenders immediately preceding the Effective Date, plus the amendment fee specified in Paragraph 7 below; and

          (c) execute and deliver to each of the remaining Revolving Lenders a Note, substantially in the form of Attachment A to this Fourth Amendment, which will reflect the revised commitment of such Revolving Lender.



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     Upon receipt of such amounts and, as to the remaining Revolving Lenders its new Note, each Revolving Lender will cancel and return to the Agent for distribution to the Borrower the cancelled prior Note.

     6. The compliance certificate attached as Exhibit C to the Agreement is amended to read as shown on Attachment B to this Fourth Amendment.

     7. In consideration of the Lenders' entering into this Fourth Amendment, the Borrower agrees to pay to the Agent on or before the Effective Date an amendment fee equal to the product of four basis points (.0004) and the revised aggregate commitment set forth in Section 1 of this Fourth Amendment ($14,000), such fee to be distributed pro rata amongst the banks who consent to this Fourth Amendment.

     8. This Fourth Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

     9. On or prior to the Effective Date, the Borrower shall deliver to the
Agent:

        (a)  the revised Notes specified in Paragraph 5 above;

        (b) a certificate of the director of finance of the Borrower dated as of the Effective Date affirming as of such Effective Date (i) the representations and warranties of the Borrower set forth in the Operative Documents, and (ii) that no Default or Event of Default has occurred and is continuing;

        (c) a certificate of the secretary or assistant secretary of the Borrower that this Fourth Amendment has been duly authorized, executed and delivered by the Borrower, such certificate to include a copy of the corporate resolution of the Borrower authorizing the execution of this Fourth Amendment; and

        (d) such other documents and certificates as shall be requested by the Agent to effect the intent of this Fourth Amendment.

     10. From the Effective Date, all references in the Operative Agreements to the Amended and Restated Credit Agreement, dated as of January 25, 2000, shall mean such Agreement, as previously amended and as amended by this Fourth Amendment.

     IN WITNESS WHEREOF, the Borrower and the Revolving Lenders have caused this Fourth Amendment to Amended and Restated Revolving Credit Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.


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                                   AMERITRADE HOLDING CORPORATION


                                   By: /s/ William Gerber_________________

                                   Title:  Director of Finance____________



                                   FIRST NATIONAL BANK OF OMAHA


                                   By:  /s/ JP Bonham_____________________

                                   Title:  Vice President_________________

     NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:
                                   /s/ WJG
                                   ----------
                                   Borrower



                                       5
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                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By:  /s/ Darren Lemkau_________________

                                   Title: First Vice President____________

     NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:
                                   /s/ WJG
                                   ----------
                                   Borrower






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

                                   HARRIS TRUST AND SAVINGS BANK


                                   By:____________________________________

                                   Title:_________________________________

     NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                   INITIALED:

                                   ----------
                                   Borrower


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                                   FIRSTAR BANK, N.A.


                                   By: /s/ Joseph L. Sooter, Jr.__________

                                   Title: Vice President _________________

     NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.



                                   INITIALED:
                                   /s/ WJG
                                   ----------
                                   Borrower


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